Guarantees in insurance contracts	12 Months Ended
Dec. 31, 2017
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Guarantees in insurance contracts

38 Guarantees in insurance contracts

For financial reporting purposes Aegon distinguishes between the following types of minimum guarantees:

a.	Financial guarantees: these guarantees are treated as bifurcated embedded derivatives, valued at fair value and presented as derivatives (note 2.9 and note 47 Fair value);
b.	Total return annuities: these guarantees are not bifurcated from their host contracts because they are presented and valued at fair value together with the underlying insurance contracts (note 2.19);
c.	Life contingent guarantees in the United States: these guarantees are not bifurcated from their host contracts, presented and valued in accordance with insurance accounting together with the underlying insurance contracts (note 2.19); and
d.	Minimum investment return guarantees in the Netherlands: these guarantees are not bifurcated from their host contracts, valued at fair value and presented together with the underlying insurance contracts (note 2.19 and note 47 Fair value).

In addition to the guarantees mentioned above, Aegon has traditional life insurance contracts that include minimum guarantees that are not valued explicitly; however, the adequacy of all insurance liabilities, net of VOBA and DPAC, and including all guarantees, are assessed periodically (note 2.19).

a. Financial guarantees

In the United States and in the United Kingdom, a guaranteed minimum withdrawal benefit (GMWB) is offered directly on some variable annuity products Aegon issues and is also assumed from a ceding company. Additionally, Aegon offers guarantees on variable annuities sold through its joint venture in Japan. Variable annuities allow a customer to provide for the future on a tax-deferred basis and to participate in equity or bond market performance. Variable annuities allow a customer to select payout options designed to help meet the customer’s need for income upon maturity, including lump sum payment or income for life or for a period of time. This benefit guarantees that a policyholder can withdraw a certain percentage of the account value, starting at a certain age or duration, for either a fixed period or during the life of the policyholder.

In the Netherlands, individual variable unit-linked products have a minimum benefit guarantee if premiums are invested in certain funds. The sum insured at maturity or upon the death of the beneficiary has a minimum guaranteed return (in the range of 3% to 4%) if the premium has been paid for a consecutive period of at least ten years and is invested in a mixed fund and/or fixed-income funds. No guarantees are given for equity investments only.

The following table provides information on the liabilities for financial guarantees for minimum benefits, net of present value of the expected future premiums that are received to cover these guarantees:

	2017				2016
	United States 1)	The Nether- lands 2)	United Kingdom	Total 3)	United States 1)	The Nether- lands 2)	United Kingdom	Total 3)
At January 1	405	1,555	68	2,028	510	1,432	56	1,998
Incurred guarantee benefits 4)	(114)	(8)	(37)	(158)	(113)	123	-	10
Paid guarantee benefits	(1)	-	-	(1)	(1)	-	12	11
Transfers to disposal groups	-	-	(30)	(30)	-	-	-	-
Net exchange differences	(42)	-	(2)	(44)	10	-	-	10
At December 31	247	1,547	-	1,794	405	1,555	68	2,028

Account value 5)	33,371	8,805	-	42,175	35,374	8,957	1,350	45,681
Net amount at risk 6)	94	1,737	-	1,831	222	1,972	68	2,262
[1]	Guaranteed minimum accumulation and withdrawal benefits.
[2]	Fund plan and unit-linked guarantees.
[3]	Balances are included in the derivatives liabilities on the face of the statement of financial position; refer to note 25 Derivatives.
[4]	Incurred guarantee benefits mainly comprise the effect of guarantees from new contracts, releases related to expired out-of-the-money guarantees and fair value movements during the reporting year.
[5]	Account value reflects the actual fund value for the policyholders.
[6]	The net amount at risk represents the sum of the positive differences between the discounted maximum amount payable under the guarantees and the account value.

The decrease of incurred guarantee benefits mainly relates to equity markets rising, fair value movements due to increasing interest rates and tightening of treasury swaps spreads.

Aegon Americas mitigates the exposure from the elective guaranteed minimum withdrawal benefit rider issued with a ceding company’s variable annuity contracts. The rider is essentially a return of premium guarantee, which is payable over a period of at least 14 years from the date that the policyholder elects to start withdrawals. At contract inception, the guaranteed remaining balance is equal to the premium payment. The periodic withdrawal is paid by the ceding company until the account value is insufficient to cover additional withdrawals. Once the account value is exhausted, Aegon pays the periodic withdrawals until the guaranteed remaining balance is exhausted. At December 31, 2017, the reinsured account value was 2.0 billion (2016: EUR 2.4 billion) and the guaranteed remaining balance was EUR 1.2 billion (2016: EUR 1.5 billion).

The GMWB rider Aegon assumed from the ceding company is accounted for as a derivative and is carried in Aegon’s statement of financial position at fair value. At December 31, 2017, the contract had a value of EUR 34 million (2016: EUR 50 million). Aegon entered into a derivative program to mitigate the overall exposure to equity market and interest rate risks associated with the reinsurance contract. This program involves selling equity futures contracts and equity total return swap contracts (S&P 500, Midcap, Russell 2000, and the MCSI EAFE index in accordance with Aegon’s exposure) to mitigate the effect of equity market movement on the reinsurance contract and the purchase of interest rate swaps, treasury futures and treasury forwards to mitigate the effect of movements in interest rates on the reinsurance contracts.

Aegon the Netherlands provides guarantees to its customers on expiry date for certain insurance contracts. In order to mitigate the risks related to the guarantees Aegon the Netherlands has setup a hedging program. Aegon the Netherlands does not use reinsurance in order to mitigate risks related to insurance contracts with a guarantee component. The net amount at risk represents the sum of the positive differences between the discounted maximum amount payable under the guarantees and the account value, which is the actual fund value of the policyholder.

The guarantees in the United Kingdom relate to the Aegon Ireland plc. business which is classified as held for sale per year-end 2017 and as a result the guarantees are no longer included in the 2017 ending balance.

b. Total return annuities

Total Return Annuity (TRA) is an annuity product in the United States which provides customers with a pass-through of the total return on an underlying portfolio of investment securities (typically a mix of corporate and convertible bonds) subject to a cumulative minimum guarantee. Both the assets and liabilities are carried at fair value, however, due to the minimum guarantee not all of the changes in the market value of the asset will be offset in the valuation of the liability. This product exists for the fixed annuity line of business and represents a closed block.

The fixed annuities product balance as of December 31, 2017, amounted to EUR 270 million (2016: EUR 328 million).

c. Life contingent guarantees in the United States

Certain variable insurance contracts in the United States also provide guaranteed minimum death benefits (GMDB) and guaranteed minimum income benefits (GMIB). Under a GMDB, the beneficiaries receive the greater of the account balance or the guaranteed amount upon the death of the insured. The net amount at risk for GMDB contracts is defined as the current GMDB in excess of the capital account balance at the reporting date.

The GMIB feature provides for minimum payments if the contract holder elects to convert to an immediate payout annuity. The guaranteed amount is calculated using the total deposits made by the contract holder, less any withdrawals and sometimes includes a roll-up or step-up feature that increases the value of the guarantee with interest or with increases in the account value.

The additional liability for guaranteed minimum benefits that are not bifurcated are determined each period by estimating the expected value of benefits in excess of the projected account balance and recognizing the excess over the accumulation period based on total expected assessments. The estimates are reviewed regularly and any resulting adjustment to the additional liability is recognized in the income statement. The benefits used in calculating the liabilities are based on the average benefits payable over a range of stochastic scenarios. Where applicable, the calculation of the liability incorporates a percentage of the potential annuitizations that may be elected by the contract holder.

The following table provides information on the liabilities for guarantees for minimum benefits that are included in the valuation of the host contracts:

	2017			2016
	GMDB 1)	GMIB 2)	Total 4)	GMDB 1)	GMIB 2)	Total 4)
At January 1	531	849	1,381	544	816	1,359
Incurred guarantee benefits 5)	(49)	(121)	(171)	48	83	130
Paid guarantee benefits	(60)	(26)	(86)	(75)	(74)	(148)
Net exchange differences	(58)	(94)	(153)	15	25	40
At December 31	364	608	972	531	849	1,381

	GMDB 1),3)	GMIB 2),3)		GMDB 1),3)	GMIB 2),3)
Account value 6)	52,070	5,270		54,821	5,628
Net amount at risk 7)	1,309	474		2,615	684
Average attained age of contract holders	69	70		69	69
[1]	Guaranteed minimum death benefit in the United States.
[2]	Guaranteed minimum income benefit in the United States.
[3]	Note that the variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.
[4]	Balances are included in the insurance liabilities on the face of the statement of financial position; refer to note 36 Insurance contracts.
[5]	Incurred guarantee benefits mainly comprise the effect of guarantees from new contracts, releases related to expired out-of-the-money guarantees and value changes as a consequence of interest movements during the reporting year.
[6]	Account value reflects the actual fund value for the policyholders.
[7]	The net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contract holder determined in accordance with the terms of the contract in excess of the current account balance.

d. Minimum investment return guarantees in the Netherlands

The traditional life and pension products offered by Aegon in the Netherlands include various products that accumulate a cash value. Premiums are paid by customers at inception or over the term of the contract. The accumulation products pay benefits on the policy maturity date, subject to survival of the insured. In addition, most policies also pay death benefits if the insured dies during the term of the contract. The death benefits may be stipulated in the policy or depend on the gross premiums paid to date. Premiums and amounts insured are established at inception of the contract. The amount insured can be increased as a result of profit sharing, if provided for under the terms and conditions of the product. Minimum interest guarantees exist for all generations of traditional accumulation products written. Older generations contain a 4% guarantee; in 1999 the guarantee decreased to 3% and in 2013 the guarantee decreased to 0%.

The traditional group pension contracts offered by Aegon in the Netherlands include large group insurance contracts that have an individually determined asset investment strategy underlying the pension contract. The guarantee given is that the profit sharing is the maximum of 0% and the realized return on an asset portfolio specified in the policy conditions, adjusted for technical interest rates ranging from 3% to 4%. If the adjusted return is negative, the 0% minimum is effective, but the loss in any given year is carried forward to be offset against any future surpluses within the contract period. In general, a guarantee is given for the life of the underlying employees so that their pension benefit is guaranteed. Large group contracts also share technical results (mortality risk and disability risk). The contract period is typically five years and the premiums are fixed over this period.

These guarantees are valued at fair value and are included as part of insurance liabilities with the underlying host insurance contracts in note 36 Insurance contracts.

The following table provides information on the liabilities for guarantees that are included in the valuation of the host contracts, net of the present value of the expected future premiums that are received to cover these guarantees:

	2017	2016
	GMI 1), 2)	GMI 1), 2)
At January 1	5,542	4,741
Incurred guarantee benefits 3)	(823)	801
At December 31	4,719	5,542

Account value 4)	18,754	19,467
Net amount at risk 5)	4,440	5,017
[1]	Guaranteed minimum investment return in the Netherlands.
[2]	Balances are included in the insurance liabilities on the face of the statement of financial position; refer to note 36 Insurance contracts.
[3]	Incurred guarantee benefits mainly comprise the effect of guarantees from new contracts, releases related to expired out-of-the-money guarantees and fair value movements during the reporting year.
[4]	Account value reflects the liability value of the insurance contracts as a whole.
[5]	The net amount at risk represents the sum of the differences between the guaranteed and actual amount that is credited to the policyholders. For Individual policies only positive differences are included, for Group pensions contracts carry forwards of negative differences are recognized.

Fair value measurement of guarantees in insurance contracts

The fair values of guarantees mentioned above (with the exception of life contingent guarantees in the United States) are calculated as the present value of future expected payments to policyholders less the present value of assessed rider fees attributable to the guarantees. For further details refer to note 47 Fair value.

For equity volatility, Aegon uses a term structure assumption with market-based implied volatility inputs for the first five years and a long-term forward rate assumption of 25% thereafter. The volume of observable option trading from which volatilities are derived generally declines as the contracts’ term increases, therefore, the volatility curve grades from implied volatilities for five years to the ultimate rate. The resulting volatility assumption in year 20 for the S&P 500 index (expressed as a spot rate) was 23.1% at December 31, 2017, and 24.0% at December 31, 2016. Correlations of market returns across underlying indices are based on historical market returns and their inter-relationships over a number of years preceding the valuation date. Assumptions regarding policyholder behavior, such as lapses, included in the models are derived in the same way as the assumptions used to measure insurance liabilities.

These assumptions are reviewed at each valuation date, and updated based on historical experience and observable market data, including market transactions such as acquisitions and reinsurance transactions. Disclosure on interest rate risk, including interest rate risk sensitivity is included in note 4 Financial risks.

Aegon utilizes different risk management strategies to mitigate the financial impact of the valuation of these guarantees on the results including asset and liability management and derivative hedging strategies to hedge certain aspects of the market risks embedded in these guarantees.

Guarantees valued at fair value contributed a net loss before tax of EUR 75 million (2016: loss of EUR 61 million) to earnings. The main drivers of this loss before tax are a fair value loss on hedges related to the guarantee reserves of EUR 1.417 million (2016: EUR 325 million gain) and a loss of EUR 243 million related to increasing own credit spread (2016: EUR 404 million gain), partly offset by a gain of EUR 1.147 million related to a increase in equity markets (2016: EUR 671 million gain) positive results related to increases in risk free rates of EUR 169 million (2016: EUR 1.159 million loss) and DPAC offset, a gain of EUR 81 million related to decreases in equity volatilities (2016: EUR 7 million gain) and other contributed a gain of EUR 205 million (2016: EUR 279 million loss).

Guarantee reserves decreased by EUR 1.121 million in 2017 (2016: increase of EUR 863 million).